UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2005

TRANSPORT CORPORATION OF AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-24908	41-1386925
(Commission File Number)	(I.R.S. Employer Identification No.)

1715 Yankee Doodle Road Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (651)-686-2500

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 25, 2005, the registrant issued a Press Release regarding the registrant’s results of operations for the three and nine months ended September 30, 2005 and a subsequent corrected Press Release regarding the registrant’s results of operations for the three and nine months ended September 30, 2005. The full texts of the Press Releases are furnished as Exhibit 99.1 and 99.2 to this Form 8–K. On June 25, 2005, the registrant held a conference call and web cast on its earnings release.  A transcript of the conference call is furnished as Exhibit 99.3 to this Form 8-K.

Item  9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Press Release issued on October 25, 2005 regarding the registrant’s results of operations for the three and nine months ended September 30, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

Exhibit 99.2 – Corrected Press Release issued on October 25, 2005 regarding the registrant’s results of operations for the three and nine months ended September 30, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

Exhibit 99.3 – A transcript of the conference call held on October 25, 2005 regarding the registrant’s results of operations for the three and nine months ended September 30, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC.

Date:	October 26, 2005	By:	/s/ Michael J. Paxton
Michael J. Paxton
Chairman, President and Chief Executive Officer

TRANSPORT CORPORATION OF AMERICA, INC.
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on October 25, 2005 regarding the registrant’s results of operations for the three and nine months ended September 30, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

99.2	Corrected Press Release issued on October 25, 2005 regarding the registrant’s results of operations for the three and nine months ended September 30, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

99.3	A transcript of the conference call held on October 25, 2005 regarding the registrant’s results of operations for the three and nine months ended September 30, 2005 furnished pursuant to Item 2.02 of this Form 8-K.